UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 15, 2010

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 15, 2010, Ron G. Wiser was appointed by the Board of Directors of the Federal Home Loan Bank of Dallas ("Bank") to fulfill the unexpired term of a member director representing the State of New Mexico.

Mr. Wiser serves as a director, President and Chief Executive Officer of Bank of the Southwest (a member of the Bank) and as a director of its privately held holding company, New Mexico National Financial, Inc. (Roswell, New Mexico). He has served as President since 1996 and as Chief Executive Officer since December 2003. Mr. Wiser also served as Chief Executive Officer from 1996 to November 2000. He has served as a director of both companies since 1996. Mr. Wiser is a current board member and past president of the New Mexico Bankers Association and he currently serves on the Community Bankers Council of the American Bankers Association. He is a Certified Public Accountant.

The Bank’s Board of Directors has appointed Mr. Wiser to serve on its Audit and Risk Management Committees.

Since January 1, 2009, the Bank has not engaged in any transactions with Mr. Wiser or any member of his immediate family that require disclosure under applicable rules and regulations. There are no arrangements or understandings between Mr. Wiser and any other persons pursuant to which he was selected as a director.

As a cooperative, the Bank’s products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms that either are determined by competitive bidding in the case of auctions for Bank advances and deposits or are established by the Bank, including pricing and collateralization terms, under its Member Products & Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve (or have been selected to serve) as directors of the Bank ("Directors’ Financial Institutions"). The Bank’s products and services are provided to Directors’ Financial Institutions on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank.

Mr. Wiser’s term as a member director will expire on December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

January 20, 2010	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Accounting Officer